Exhibit 99.1

Supplemental Financial Report for Quarter Ended December 31, 2016

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

All statements in this document other than statements of historical facts, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. When used, statements which are not historical in nature, including those containing words such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions, are intended to identify forward-looking statements. We have based forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. This document may also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties contained in this supplement and, accordingly, we cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the industries in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described under the headings “Item 1A Risk Factors” in our 2016 Annual Report on Form 10-K for the year ended December 31, 2016.  These forward-looking statements are subject to various risks and uncertainties and America First Multifamily Investors, L.P. expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Most, but not all, of the selected financial information furnished herein is derived from the America First Multifamily Investors, L.P.’s (“ATAX” or “Partnership”) consolidated financial statements and related notes prepared in accordance with GAAP and management’s discussion and analysis of financial condition and results of operations included in the Partnership’s reports on Form 10-K. The Partnership’s annual consolidated financial statements were subject to independent audit, dated March 3, 2017.

Disclosure Regarding Non-GAAP Measures

This document refers to certain financial measures that are identified as non-GAAP. We believe these non-GAAP measures are helpful to investors because they are the key information used by management to analyze our operations. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures.

Please see the consolidated financial statements we filed with the Securities and Exchange Commission on Forms 10-K and 10-Q.  Our GAAP consolidated financial statements can be located upon searching for the Partnership’s filings at www.sec.gov.

PARTNERSHIP FINANCIAL INFORMATION

TABLE OF CONTENTS

Pages
Supplemental Letter from the CEO	4-5
Quarterly Fact Sheet	6
Financial Performance Trend Graphs	7-9
Other Partnership Information	10
Partnership Financial Statements	11-13
Partnership Financial Measures and Schedules	14-17
Occupancy Data	18-20

AMERICA FIRST MULTIFAMILY INVESTORS L.P.

SUPPLEMENTAL LETTER FROM THE CEO

2016 has been a very active, and rewarding year for our Unitholders and we are pleased by the results of our operations, the net income we have reported, and our Cash Available for Distribution (“CAD”) during 2016.  Highlights of the accomplishments in 2016 are as follows:

Throughout 2016, we have been successful in executing our strategy of repositioning the Balance Sheet of the Partnership.  We have continued our focus on the core investment of our business, Mortgage Revenue Bonds (“MRB’s”) and have evaluated the highest and best use of the remainder of the assets in our portfolio.  We have continued to enhance our relationships with our business partners and Unitholders and remain disciplined in our investment strategy.  In addition, throughout 2016, we were diligent in our pursuit of market opportunities that have enhanced the results of operations to our Unitholders.

The following represents some of the more noteworthy highlights that ATAX has been able to achieve during 2016:

Results of Performance

•	Ratio of debt to total assets at par and cost (“leverage ratio”) remained constant at 65%
•	CAD was approximately $30.2 million, or $0.50 per unit

Investment and MF Property Transactions

•	The remaining mortgage-backed securities (“MBS”) were sold in January 2016 and the MBS segment was eliminated
•	Gross proceeds of approximately $15.0 million
•	Purchased approximately $130.6 million of MRB’s
•	MF Properties were sold
•	The Arboretum
•	Gross sale price of approximately $30.2 million
•	A distressed 145-unit property that was ATAX actively managed, transformed and sold at a gain
•	Woodland Park
•	Gross sale price of approximately $15.7 million
•	A formerly troubled 236-unit property that ATAX actively managed, transformed and sold at a gain

4

Debt Financings

•	Long-term A/B Trust financings of approximately $142.7 million were secured
•	Fixed rate with 10 year maturities, and
•	No mark to market
•	Negotiated a $20 million secured Line of Credit

Series A Preferred

•	Issued approximately $40.9 million of 3% Series A Preferred Units as mezzanine capital
•	Accretive, non-cumulative, non-convertible and non-voting

We are very proud of our history of paying distributions to our Unitholders. For over 30 years, the general partner of the general partner of ATAX has remained committed to paying distributions to the Unitholders of our Partnership.  We have not missed a regularly scheduled distribution since being listed as a publicly traded company on the NASDAQ market in 1986.

It has been a privilege to work with the many skilled and dedicated members of our Partnership team and an experienced team that comprise our Board of Managers.   As we move into 2017, we are encouraged by the Partnership’s direction and look forward to discussing the progress we have made in the new year with you in the near future.

Chad Daffer, Chief Executive Officer

5

FOURTH QUARTER 2016 FACT SHEET

PARTNERSHIP DETAILS

We were formed for the primary purpose of acquiring a portfolio of mortgage revenue bonds that are issued to provide construction and/or permanent financing of multifamily residential properties.  We continue to expect most of the interest paid on these bonds is excludable from gross income for federal income tax purposes. Our business objectives are to (i) preserve and protect our capital (ii) provide regular cash distributions, and (iii) generate additional returns from appreciation of real estate or the opportunistic sale of the asset investments to our Unitholders. We also invest in other securities which 1) if not secured by a direct or indirect interest in a property must be rated in one of the four highest rating categories by at least one nationally recognized securities rating agency and 2) cannot be more than 25% of our total assets at acquisition. We have also acquired interests in multifamily apartments (“MF Properties”) in order to position ourselves for future investments in mortgage revenue bonds issued to finance these properties.

(As of December 31, 2016)
Symbol (NASDAQ)	ATAX
Annual Distribution	$0.50
Price	$5.40
Yield	9.3%

Units Outstanding (including Restricted Units)	60,224,538
Market Capitalization	$325,212,505
52-week Unit price range	$4.51 to $6.09

Partnership Financial Information for the Q4 2016 (amounts in thousands, except per Unit)

Total Revenue	$15,904
Net Income – ATAX Partnership	$5,623
Cash Available for Distribution (“CAD”)[1]	$6,331
Total Assets	$944,114
Ratio of Debt to Total Assets at Par and Cost	65%

CAD, per unit	$0.11
Distribution Declared per unit[2]	$0.125

[1]

Management utilizes a calculation of Cash Available for Distribution (“CAD”) as a means to determine our ability to make distributions to Unitholders. This is a non-GAAP financial measure and reconciliation of our GAAP net income to its CAD is provided on page 14 of the Supplement herein.

[2]

The most recent distribution was paid on January 30, 2017 for Unit holders of record as of December 31, 2016. The distribution is payable to Unit holders of record as of the last business day of the quarter end and ATAX trades ex-dividend two days prior to the record date, with a payable date of the last business day of the subsequent month.

6

REVENUE AND OTHER INCOME TRENDS

Revenue and other income increased year-over-year due to our acquisition of mortgage revenue bonds and the sale of MF Properties.

Highlighted transactions recorded during the past eight quarters include the following:

•	During the fourth quarter of 2016, we recognized contingent interest of approximately $1.7 million,
•	During the third quarter of 2016, we recognized a gain of approximately $1.1 million, net of tax, on the sale of Woodland Park, an MF Property, and contingent interest of $90,000,
•

During the second quarter of 2016, we recognized a gain of approximately $8.3 million, net of tax, on the sale of the Arboretum, an MF Property, and contingent interest income of approximately $45,000,

•	During the first quarter of 2016, we recognized contingent interest income of approximately $174,000,
•	During the fourth quarter of 2015, we recognized contingent interest and note interest income of approximately $6.2 million from the sale of the Consolidated VIEs,
•	During the third quarter of 2015, we recognized a gain of approximately $1.2 million on the sale of Glynn Place, an MF Property, and
•	During the second quarter of 2015, we recognized a gain of approximately $3.4 million on the sale of The Colonial, an MF Property.

7

PERFORMANCE TRENDS

•

In 2016, we realized approximately $2.0 million of contingent interest, of which $505,000 was due the General Partner. In addition, we reported the sale of the Arboretum and Woodland Park which resulted in gains of approximately $8.3 million and $1.1 million, respectively, net of tax, of which approximately $2.4 million was due the General Partner.  There was approximately $8.6 million that was allocated to the Unitholders.

•

In 2015, we realized approximately $4.8 million of contingent interest, of which approximately $1.2 million was due the General Partner. In addition, we reported the sale of Glynn Place and The Colonial which resulted in gains of approximately $1.2 million and $3.4 million, respectively, of which approximately $297,000 and $854,000, respectively, was due the General Partner. There was approximately $7.0 million that was allocated to the Unitholders.

8

LEVERAGE RATIOS

Our operating policy on leverage is:

•     To maintain leverage of between 75% and 85% on the mortgage revenue bond portfolio.

•     To maintain leverage of approximately 75% on the PHC certificates portfolio.

•     For mortgages on MF Properties, we look at supportable loans given standard parameters of LTV and Debt Service Coverage.

•     The overall target leverage ratio of the Partnership is 65%.

Weighted Average Cost of Debt	Period End Rate	Period End Rate
	Dec 31, 2016	Dec 31, 2015

TEBS Financing	2.35%	1.51%

TOB and Term A/B Secured Financing	3.76%	3.26%

Mortgages payable and other secured financing	3.83%	3.57%

[1]

Calculated as total outstanding debt divided by total Partnership assets using the carrying value of the mortgage revenue bonds, PHC Certificates, MBS Securities, initial finance costs, and the MF Properties at cost.

9

OTHER PARTNERSHIP INFORMATION

Corporate Office:		Transfer Agent:
1004 Farnam Street		American Stock Transfer & Trust Company
Suite 400		59 Maiden Lane
Omaha, NE 68102		Plaza Level
Phone:	402-444-1630	New York, NY 10038
Investor Services:	402-930-3098	Phone:	718-921-8124
K-1 Services:	855-4AT-AXK1		888-991-9902
Fax:	402-930-3047	Fax:	718-236-2641
Web Site:	www.ataxfund.com
K-1 Services Email:	k1s@ataxfund.com
Ticker Symbol:	ATAX

Corporate Counsel:	Independent Accountants:
Barnes & Thornburg LLP	PwC
11 S. Meridian Street	1 North Wacker Drive
Indianapolis, IN 46204	Chicago, Illinois 60606

Burlington Capital LLC, General Partner of the General Partner for ATAX - Board of Managers

Michael B. Yanney	Chairman Emeritus of the Board
Lisa Y. Roskens	Chairman of the Board
Mariann Byerwalter	Manager
Dr. William S. Carter	Manager
Patrick J. Jung	Manager
George Krauss	Manager
Dr. Gail Yanney	Manager
Walter K. Griffith	Manager
Senator Michael Johanns	Manager

Corporate Officers
Chief Executive Officer – Chad Daffer
Chief Financial Officer – Craig S. Allen

10

Partnership Financial Statements and Information Schedules

AMERICA FIRST MULTIFAMILY INVESTORS, L.P. BALANCE SHEETS

12

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

PARTNERSHIP INCOME STATEMENTS

13

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

PARTNERSHIP CASH AVAILABLE FOR DISTRIBUTION AND OTHER PERFORMANCE MEASURES

FOR THE THREE MONTHS ENDED

The following table contains reconciliations of the Partnership’s GAAP net income to its CAD:

14

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE DECEMBER 31, 2016

			Base
		Maturity	Interest	Principal	Estimated
Property Name	Location	Date	Rate	Outstanding	Fair Value
15 West Apartments	Vancouver, WA	7/1/2054	6.25%	$9,850,000	$11,434,281
Arbors at Hickory Ridge	Memphis, TN	1/1/2049	6.25%	11,351,321	12,352,993
Ashley Square	Des Moines, IA	12/1/2025	6.25%	5,039,000	5,377,556
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	16,268,850	17,552,122
Avistar at Chase Hill - Series A	San Antonio, TX	3/1/2050	6.00%	9,844,994	10,434,017
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,549,644	10,302,911
Avistar (February 2013 Acquisition) - Series B (3 Bonds)	San Antonio, TX	4/1/2050	9.00%	2,158,382	2,302,595
Avistar at the Oak - Series A	San Antonio, TX	8/1/2050	6.00%	7,709,040	8,272,178
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,656,458	7,016,020
Avistar on the Hill - Series A	San Antonio, TX	8/1/2050	6.00%	5,326,157	5,749,653
Avistar (June 2013 Acquisition) - Series B (2 Bonds)	San Antonio, TX	9/1/2050	9.00%	1,005,226	1,091,418
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,300,000	13,221,251
Avistar at the Parkway - Series B	San Antonio, TX	6/1/2052	12.00%	125,000	121,659
Bella Vista	Gainesville, TX	4/1/2046	6.15%	6,365,000	6,865,162
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,535,000	8,052,881
Brookstone	Waukegan, IL	5/1/2040	5.45%	9,076,558	8,920,018
Bruton	Dallas, TX	8/1/2054	6.00%	18,145,000	18,494,886
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	15,000,000	14,287,193
Companion at Thornhill Apartments	Lexington, SC	1/1/2052	5.80%	11,500,000	12,145,552
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	19,185,000	20,385,246
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	13,440,000	14,484,752
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	20,820,000	22,122,534
Copper Gate Apartments	Lafayette, IN	12/1/2029	6.25%	5,145,000	5,673,855
Courtyard Apartments - Series A	Fullerton, CA	12/1/2033	5.00%	10,230,000	10,230,000
Courtyard Apartments - Series B	Fullerton, CA	12/1/2018	5.50%	6,228,000	6,228,000
Cross Creek	Beaufort, SC	3/1/2049	6.15%	8,258,605	8,778,042
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,590,000	7,544,445
Crossing at 1415 - Series B	San Antonio, TX	1/1/2053	12.00%	335,000	332,386
Decatur Angle	Fort Worth, TX	1/1/2054	5.75%	22,950,214	22,659,229
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,670,000	4,802,402
Greens of Pine Glen - Series A	Durham, NC	10/1/2047	6.50%	8,210,000	9,054,585
Greens of Pine Glen - Series B	Durham, NC	10/1/2047	9.00%	940,479	1,058,695
Harden Ranch - Series A	Salinas, CA	3/1/2030	5.75%	6,912,535	7,282,273
Harmony Court Bakersfield - Series A	Bakersfield, CA	12/1/2033	5.00%	3,730,000	3,735,159
Harmony Court Bakersfield - Series B	Bakersfield, CA	12/1/2018	5.50%	1,997,000	2,021,093
Harmony Terrace - Series A	Simi Valley, CA	1/1/2034	5.00%	6,900,000	6,900,000
Harmony Terrace - Series B	Simi Valley, CA	1/1/2019	5.50%	7,400,000	7,400,000
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,435,000	6,396,377
Heights at 515 - Series B	San Antonio, TX	1/1/2053	12.00%	510,000	506,023
Heritage Square - Series A	Edinburg, TX	9/1/2051	6.00%	11,161,330	12,066,785
Lake Forest Apartments	Daytona Beach, FL	12/1/2031	6.25%	8,639,000	9,538,694
Las Palmas II - Series A	Coachella, CA	11/1/2033	5.00%	1,695,000	1,695,000
Las Palmas II - Series B	Coachella, CA	11/1/2018	5.50%	1,770,000	1,785,139
Live 929	Baltimore, MD	7/1/2049	5.78%	40,085,000	44,275,418
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,530,000	2,638,608
Oaks at Georgetown - Series A	Georgetown, TX	1/1/2034	5.00%	12,330,000	12,330,000
Oaks at Georgetown - Series B	Georgetown, TX	1/1/2019	5.50%	5,512,000	5,512,000
Ohio Bond - Series A	Ohio	6/1/2050	7.00%	14,215,000	16,542,468
Ohio Bond - Series B	Ohio	6/1/2050	10.00%	3,549,780	3,998,848
Pro Nova - 2014-1	Knoxville, TN	5/1/2034	6.00%	10,000,000	10,727,500
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,348,364	12,174,733
Runnymede	Austin, TX	10/1/2042	6.00%	10,250,000	11,024,285
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	3,065,000	3,242,093
San Vicente - Series A	Soledad, CA	11/1/2033	5.00%	3,495,000	3,457,646
San Vicente - Series B	Soledad, CA	11/1/2018	5.50%	1,825,000	1,832,334
Seasons at Simi Valley - Series A	Simi Valley, CA	9/1/2032	5.75%	4,376,000	4,684,335
Seasons at Simi Valley - Series B	Simi Valley, CA	9/1/2017	8.00%	1,944,000	1,971,727
Seasons Lakewood - Series A	Lakewood, CA	1/1/2034	5.00%	7,350,000	7,350,000
Seasons Lakewood - Series B	Lakewood, CA	1/1/2019	5.50%	5,260,000	5,260,000
Seasons San Juan Capistrano - Series A	San Juan Capistrano, CA	1/1/2034	5.00%	12,375,000	12,375,000
Seasons San Juan Capistrano - Series B	San Juan Capistrano, CA	1/1/2019	5.50%	6,574,000	6,574,000
Silver Moon - Series A	Albuquerque, NM	8/1/2055	6.00%	7,933,259	8,398,641
Southpark	Austin, TX	12/1/2049	6.13%	13,435,000	15,038,064
Summerhill - Series A	Bakersfield, CA	12/1/2033	5.00%	6,423,000	6,261,324
Summerhill - Series B	Bakersfield, CA	12/1/2018	5.50%	3,372,000	3,358,695
Sycamore Walk - Series A	Bakersfield, CA	1/1/2033	5.25%	3,632,000	3,762,431
Sycamore Walk - Series B	Bakersfield, CA	1/1/2018	5.50%	1,815,000	1,750,568
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	19,826,716	21,611,102

15

Tyler Park Townhomes	Greenfield, CA	1/1/2030	5.75%	6,024,120	6,261,702
Vantage at Judson	San Antonio, TX	1/1/2053	6.00%	26,356,498	28,015,005
Vantage at Harlingen	San Antonio, TX	9/1/2053	6.00%	24,529,580	25,447,299
The Village at Madera - Series A	Madera, CA	12/1/2033	5.00%	3,085,000	3,007,346
The Village at Madera - Series B	Madera, CA	12/1/2018	5.50%	1,719,000	1,712,217
Westside Village Market	Shafter, CA	1/1/2030	5.75%	3,936,750	4,039,391
Willow Run	Columbia, SC	12/1/2050	5.50%	15,000,000	14,296,235
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,310,000	4,604,976
				$648,439,860	$680,211,051

OTHER INVESTMENTS DECEMBER 31, 2016

	Weighted	Weighted Avg.	Principal	Estimated
Name	Average Lives	Coupon Rate	Outstanding	Fair Value
Public Housing Capital Fund Trust Certificate I	8.31	5.36%	$24,923,137	$26,749,255
Public Housing Capital Fund Trust Certificate II	7.65	4.31%	10,938,848	10,685,723
Public Housing Capital Fund Trust Certificate III	8.79	5.42%	20,468,767	19,723,090
			$56,330,752	$57,158,068

16

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE REVENUE BOND INVESTMENT SCHEDULE DECEMBER 31, 2015

Property Name	Location	Maturity Date	Base Interest Rate	Principal Outstanding	Estimated Fair Value
Arbors at Hickory Ridge	Memphis, TN	1/1/2049	6.25%	$11,450,000	$13,333,165
Ashley Square	Des Moines, IA	12/1/2025	6.25%	5,099,000	5,607,163
Avistar at Chase Hill - Series A	San Antonio, TX	3/1/2050	6.00%	9,935,552	11,068,576
Avistar at the Crest - Series A	San Antonio, TX	3/1/2050	6.00%	9,637,485	10,938,709
Avistar at the Oak - Series A	San Antonio, TX	8/1/2050	6.00%	7,777,936	8,618,095
Avistar at the Parkway - Series A	San Antonio, TX	5/1/2052	6.00%	13,300,000	13,630,251
Avistar in 09 - Series A	San Antonio, TX	8/1/2050	6.00%	6,715,948	7,441,393
Avistar on the Boulevard - Series A	San Antonio, TX	3/1/2050	6.00%	16,418,497	18,290,820
Avistar on the Hill - Series A	San Antonio, TX	8/1/2050	6.00%	5,373,756	6,066,852
Bella Vista	Gainesville, TX	4/1/2046	6.15%	6,430,000	7,196,135
Bridle Ridge	Greer, SC	1/1/2043	6.00%	7,595,000	8,412,222
Brookstone	Waukegan, IL	5/1/2040	5.45%	9,168,742	8,904,871
Bruton Apartments	Dallas, TX	8/1/2054	6.00%	18,145,000	20,046,839
Columbia Gardens	Columbia, SC	12/1/2050	5.50%	15,000,000	15,224,597
Concord at Gulfgate - Series A	Houston, TX	2/1/2032	6.00%	17,060,000	17,912,612
Concord at Little York - Series A	Houston, TX	2/1/2032	6.00%	12,480,000	13,168,441
Concord at Williamcrest - Series A	Houston, TX	2/1/2032	6.00%	18,020,000	19,202,543
Copper Gate	Layfayette, IN	12/1/2029	6.25%	5,185,000	5,801,341
Cross Creek Apartments	Beaufort, SC	3/1/2049	6.15%	8,343,321	9,034,294
Crossing at 1415 - Series A	San Antonio, TX	12/1/2052	6.00%	7,590,000	7,798,523
Decatur-Angle	Forth Worth, TX	1/1/2054	5.75%	23,000,000	24,582,083
Glenview - Series A	Cameron Park, CA	12/1/2031	5.75%	4,670,000	4,880,572
Greens of Pine Glen - Series A	North Carolina	5/1/2042	6.50%	8,294,000	9,432,270
Harden Ranch - Series A	Salinas, California	3/1/2030	5.75%	6,960,000	7,628,981
Heights at 515 - Series A	San Antonio, TX	12/1/2052	6.00%	6,435,000	6,611,791
Heritage Square - Series A	Edinberg. TX	9/1/2051	6.00%	11,185,000	11,458,488
Lake Forest Apartments	Daytona Beach, FL	12/1/2031	6.25%	8,766,000	9,943,745
Live 929 Apartments	Baltimore, MD	7/1/2049	5.78%	40,175,000	46,631,412
Montclair - Series A	Lemoore, CA	12/1/2031	5.75%	2,530,000	2,644,079
Ohio Bond - Series A	Ohio	6/1/2050	7.00%	14,311,000	17,001,867
Pro Nova - 2014-1	Knoxville. TN	5/1/2034	6.00%	10,000,000	10,813,700
Pro Nova - 2014-2	Knoxville. TN	5/1/2025	5.25%	9,295,000	9,748,689
Renaissance - Series A	Baton Rouge, LA	6/1/2050	6.00%	11,450,959	12,684,036
Runnymede	Austin, TX	10/1/2042	6.00%	10,350,000	11,950,938
Santa Fe - Series A	Hesperia, CA	12/1/2031	5.75%	3,065,000	3,219,067
Seasons at Simi Valley - Series A-1	Simi Valley, CA	9/1/2032	5.75%	4,376,000	4,723,263
Silver Moon - Series A	Alburqueque, NM	8/1/2055	6.00%	7,983,811	9,230,160
Southpark	Austin, TX	12/1/2049	6.13%	13,560,000	15,790,756
Sycamore Walk - Series B-1	Bakersfield, CA	1/1/2033	5.25%	3,632,000	3,632,000
The Palms at Premier Park	Columbia, SC	1/1/2050	6.25%	20,001,272	22,506,363
Tyler Park Townhomes - Series A	Greenfield, CA	1/1/2030	5.75%	6,075,000	6,562,209
Vantage at Harlingen	San Antonio, TX	9/1/2053	9.00%	24,575,000	26,340,139
Vantage at Judson	San Antonio, TX	2/1/2053	9.00%	26,540,000	29,153,606
Westside Village - Series A	Shafter, CA	1/1/2030	5.75%	3,970,000	4,172,340
Willow Run	Columbia, SC	12/1/2050	5.50%	15,000,000	15,224,591
Woodlynn Village	Maplewood, MN	11/1/2042	6.00%	4,351,000	4,817,471
Other Series B Bonds	Multiple	Multiple	Multiple	23,469,221	24,601,079
Total Mortgage Revenue Bonds				$534,745,500	$583,683,137

OTHER INVESTMENTS DECEMBER 31, 2015

Name	Weighted Average Lives	Weighted Avg. Coupon Rate	Principal Outstanding	Estimated Fair Value
Public Housing Capital Fund Trust Certificate I	9.25	5.33%	$25,980,780	$28,756,827
Public Housing Capital Fund Trust Certificate II	8.67	4.29%	11,465,660	11,447,430
Public Housing Capital Fund Trust Certificate III	9.81	5.42%	20,898,432	20,503,033
			$58,344,872	$60,707,290
Mortgage-backed Securities (Agency Rating)	Weighted Avg. Maturity Date	Weighted Avg. Coupon Rate
"AAA"	7/1/2032	4.60%	$5,000,000	$5,017,700
"AA"	7/9/2036	4.20%	9,765,000	9,757,609
			$14,765,000	$14,775,309

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AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MORTGAGE BOND PROPERTIES PHYSICAL OCCUPANCY

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[1]	Mortgage bond secured by this property was acquired in 2013. The rehabilitation construction was completed in the third quarter of 2014.
[2]	Student housing facility - number of units equals number of beds. Occupancy is lower in the summer months.
[3]	Mortgage bonds were acquired in the quarter the occupancy began to be reported.
[4]	The Property’s construction is complete and is in the stabilization stage and lease-up.
[5]	Mortgage bond was acquired in December 2016 and occupancy data is unavailable.

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AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

MF PROPERTIES PHYSICAL OCCUPANCY

[1]	Student housing facility - number of units equals number of beds. Occupancy is lower in the summer months.
[2]	Northern View transitioned from a multifamily housing facility to a student housing facility during 2015.
[3]

In September 2015, the owner of the Suites on Paseo property and the Partnership mutually agreed to exchange the deed for the Suites on Paseo property, a California property, in exchange for the par value Series A and B mortgage revenue bonds plus accrued interest.

[4]	Jade Park was acquired on September 30, 2016.

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